UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): December 19, 2025
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,	Chicago,	Illinois	60661
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (312) 985-2000
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐    Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐    Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On December 19, 2025, TransUnion’s Board of Directors (the “Board”) voted to increase the size of the Board from 10 to 12 members, effective on January 5, 2026. Also, on December 19, 2025, Sayan Chakraborty and Charlotte B. Yarkoni were appointed by the Board as directors of TransUnion, effective January 5, 2026, to fill the newly created directorships. Each of Mr. Chakraborty and Ms. Yarkoni will serve for the balance of the term expiring at the 2026 annual meeting of stockholders and until the election and qualification of his or her successor. Mr. Chakraborty was appointed to serve on the Technology Committee and Ms. Yarkoni was appointed to serve on the Compensation Committee, each effective on January 5, 2026.

Each of Mr. Chakraborty and Ms. Yarkoni will be compensated in accordance with TransUnion’s standard compensation policies and practices for non-employee, independent members of the Board. There are no arrangements or understandings between either Mr. Chakraborty or Ms. Yarkoni and any other person pursuant to which Mr. Chakraborty or Ms. Yarkoni was appointed as a director. Neither Mr. Chakraborty nor Ms. Yarkoni is a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointments of Mr. Chakraborty and Ms. Yarkoni is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	TransUnion Press Release dated December 23, 2025
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: December 23, 2025	By:	/s/ Todd M. Cello
	Name:	Todd M. Cello
	Title:	Executive Vice President, Chief Financial Officer